UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 23, 2018

LEADER HILL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-223712	37- 1867536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat 1204 Block B, Mei Li Yuan, Hong Ling Middle Road, Luohu,

Shenzhen 518000 China.

(+86) 18665342668

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

ITEM 8.01 OTHER EVENTS

On August 23, 2018, resolved to close the offering (the “Offering”) from the registration statement on Form S-1/A, dated August 23, 2018, that had been declared effective by the Securities and Exchange Commission on June 26, 2018. The Offering resulting in 825,000 shares of common stock being sold at $0.04 per share for a total of $33,000.

Item 9.01 Financial Statements and Exhibits.

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF LEADER HILL CORPORATION IN LIEU OF AN ORGANIZATIONAL MEETING

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LEADER HILL CORPORATION
(Name of Registrant)

Date: August 23, 2018

	By:	/s/ Seah Chia Yee
	Name:	Seah Chia Yee
	Title:	Chief Executive Officer, President, Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)

EXHIBIT INDEX

99.1	CONSENT IN WRITING OF BOARDS OF DIRECTORS OF LEADER HILL CORPORATION IN LIEU OF AN ORGANIZATIONAL MEETING